UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

______________________________

First Trust New Opportunities MLP & Energy Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-22902	30-0803117
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 Westport Road Suite C101a Wilton, Connecticut (Address of principal executive offices)	06897 (zip code)

Registrant's telephone number, including area code: (630) 765-8000

_____________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On May 28, 2020, the Board of Trustees (the “Board” and each member thereof, a “Trustee”) of First Trust New Opportunities MLP & Energy Fund (the “Fund”) amended and restated its existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to provide, among other things, the ability to conduct virtual shareholder meetings, revisions to the advance notice provisions, an attendance requirement for a shareholder nominee for Trustee to be present at the meeting at which such nominee is to stand for election, and other clarifying and conforming amendments.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-Laws as of May 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2020	FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

	By:	/s/ W. Scott Jardine
	Name:	W. Scott Jardine
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-Laws as of May 28, 2020.